CAPITAL IMPROVEMENTS IN PROGRESS AND NEWBUILDINGS	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
CAPITAL IMPROVEMENTS IN PROGRESS AND NEWBUILDINGS	CAPITAL IMPROVEMENTS IN PROGRESS AND NEWBUILDINGS

(in thousands of $)	2025	2024
Capital improvements in progress	26,138	15,758
Newbuildings	154,936	146,496
	181,074	162,254

Capital improvements in progress of $26.1 million comprises of advances paid and costs incurred in respect of upgrades on two rigs, one chemical tanker and three container vessels (December 31, 2024: SPS and upgrades on two rigs and four container vessels). This is recorded in "Capital improvements in progress and newbuildings" until such time as the equipment is installed on a vessel or rig, at which point it is transferred to "Vessels, rigs and equipment, net".

The carrying value of newbuildings represents the accumulated costs which the Company has paid in purchase installments and other capital expenditures in relation to newbuilding contracts for five (December 31, 2024: five) dual-fuel 16,800 TEU container vessels, under construction, together with capitalized loan interest. The vessels are expected to be delivered in 2028 and will immediately commence a 10-year time charter to a leading liner company.
During the year ended December 31, 2024, the construction of two dual-fuel 7,000 CEU newbuilding car carriers was completed and the total cost of construction was recognized in "Vessels, Rigs and Equipment, net."
Interest capitalized in the cost of newbuildings amounted to $8.4 million in the year ended December 31, 2025 (December 31, 2024: $2.9 million, December 31, 2023: $5.5 million).